September 2020 Investor Presentation Exhibit 99.1

Safe Harbor Statement This presentation contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements in this presentation involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.   The Company believes that all forward-looking statements made by it in this presentation have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections (including the Company's updated guidance for the fourth quarter of fiscal 2020 set forth in this presentation) as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this presentation include, but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2019 and in the Company’s other reports filed with the Securities and Exchange Commission; (iii) the purchasing patterns of customers and end-users; (iv) the timely release of new products, and acceptance of such new products by the market; (v) the introduction of new products by competitors and other competitive responses; (vi) the Company’s ability to assimilate recently acquired businesses, and risks, costs and uncertainties associated with such acquisitions; (vii) the Company’s ability to devise and execute strategies to respond to market conditions; (viii) the anticipated use of the net proceeds from the proposed offerings; and/or (ix) the risks of business and economic disruption related to the currently ongoing Coronavirus outbreak and any other worldwide health epidemics and outbreaks that may arise.  The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or developments, or otherwise. All information in this presentation is as of June 29, 2020. This presentation contains non-GAAP financial measures and key metrics relating to the Company's past performance. These non-GAAP financial measures are in addition to, and not as a substitute for or superior to measures of financial performance prepared in accordance with U.S. GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. As required by Regulation G, we have provided reconciliations of those measures to the most directly comparable GAAP measures, which are available in the Appendix.

Company Overview

II-VI at a Glance All data as of 6/31/2020 or quarter then ended FY20 Revenue $2.6B Cash & Equivalents $493M FY20 Free Cash Flow $160M Vertically Integrated Model “TWO SIX” Refers to groups II and VI of the Periodic Table of Elements 18 Countries 69 Locations 22,000+ Employees Core Competency Engineered Materials 1971 Year Founded

Our Vision A world transformed through innovative materials vital to a better life today and the sustainability of future generations Adoption of 3D Sensing Increased Data and Video Consumption Deployment of 5G Wireless Growth in Electric & Autonomous Vehicles Intelligent Mobile Electric Proliferation of Cloud Services

Diversified per Platform Capital Intensive Markets A Leader in engineered materials and optoelectronic devices Differentiated lasers, optics, and integrated circuits Enabling the convergence of communications, computing, and sensing Infrastructure Core Competency Innovation Strategy Engineered Materials Differentiation Valued By Customers Performance Process Intensive Products Core Strategy

10 Years of continuous revenue growth(1) 4 Transformative Acquisitions Optical Network & China Market InP Technology Platform Epitaxial Wafer and SiC Electronic Device Platform GaAs Technology Platform 2010 2013 2016 2019 History of Insightful Targeting and Successful Integration of Strategic Acquisitions 5G Figures prior to FY2019 do not reflect the adoption of ASC 606. Includes FY20 Q1 Pro forma: Three Months Ended 09/30/2019 for II-VI and Three Months Ended 10/28/2019 for Finisar. (2) CAGR: 19%

Sampling of representative customers based on approvals for public release Thousands of Market Leading Customers Across Diverse Markets

Early Warning from China Footprint Early China impacts forced supply chain adjustment in fiscal Q3 Prepared early and company-wide contingency plans across global footprint Swift Reaction to Rapidly Changing Situation Manufacturing facilities essential and now all operating Office work transitioned effectively Safety procedures established for all active facilities Minor Disruption to Supply Chain II-VI vertical integration enabled company to retain control of entire supply chain No major impact to productivity across office footprint II-VI Has Managed COVID-19 Effectively To Date

Q4 FY20 Overview * Pro Forma Revenue Three Months Ened 09/30/2019 for II-VI and Three Months Ended 10/28/2019 for Finisar. FY20 Revenue by Quarter ($M) Revenue by End Market 5% Semiconductor Capital Equipment 2% Life Science 6% Consumer Electronics 1% Other Communications Industrial 7% Aerospace & Defense Japan Other North America Europe China Q4 FY20 Revenue $746M Revenue by Region

Rapid Revenue Growth at Scale Strong Revenue Growth(1) (Pre-Finisar Acquisition) Continued Momentum 11% 18% 19% 18% Note: Dollars in millions. Figures prior to FY2019 do not reflect the adoption of ASC 606. Prepared in accordance to ASC 805. CAGR: 18% 19% Finisar Acquisition Bolstered Scale Growth 94% $627 $746 Q3 FY20 Q4 FY20 $1,362 $2,638 FY2019 PF(2) FY2020

Restrictions on Huawei Based on Product and Equipment Technology Effects on II-VI: Most products scheduled to ship by 9/14 were shipped Effects on Q1FY21 not expected to be material based on strong backlog and other demand For Q2-Q4 FY21, Huawei expected to be 5% or less or revenue Company expects overall revenue effects to be moderate due to backlog and demand and we will work to offset the variations New U.S. Commerce Department Rulings Were Issued During August 2020

Remote Radio Head Beam-forming Antenna 5G WIRELESS 4G WIRELESS Bi-Directional Converter/ Inverter/ Electric Motor DC-DC Converter Electric Charger / HV Battery EV/HEV GREEN ENERGY Solar & Wind Energy Smart Grid Power Switching Enabling Mobility & Electrification Ramping silicon carbide substrate capacity 5-10x including 200mm as well as qualifying a SiC epitaxial platform over the next 5 years 100 and 150 mm diameter conductive substrates 2015: Believed to be world’s first 200 mm conductive substrates For SiC MOSFET and other power devices About 10% more driving distance on the same charge POWER ELECTRONICS FOR ELECTRIC VEHICLES 100 and 150 mm diameter semi-insulating substrates 2019: Believed to be word’s first 200 mm semi-insulating substrates For SiC-based GaN HEMT devices GaN/SiC enables high-bandwidth 5G bands RF ELECTRONICS FOR WIRELESS BASE STATIONS AND RADAR

Advantages of Large Diameter Substrates Large diameter substrate fabrication cost (per unit area) is reduced significantly Large diameter wafer availability has helped move SiC-based devices from niche to mainstream Existing 200 mm silicon wafer fab lines can be used for SiC devices manufacturing 2’’ Wafer Manufacturing 3’’ Wafer Manufacturing 100 mm Wafer Demonstrated High Quality Wafer Manufacturing 150 mm Wafer Demonstrated Manufacturing 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 World First 200 mm Wafer Demonstrated 4H n-Type 6H SI Major Capacity Expansion Two Decades of SiC Materials Innovation

Vertically Integrated SiC Technology Platform Recent Strategic Activities: II-VI licenses technology for SiC from GE (6/29/20) II-VI to acquire Ascatron (8/13/20) II-VI to acquire the outstanding interests of the owners of the parent of INNOViON (8/13/20) Significant SiC Market Opportunity(1) ($bn) 50%+ CAGR Internal company estimates. Includes module and device TAM. SiC Device SiC Chips SiC Epiwafers SiC Modules GE Technology Ascatron GE Technology, Ascatron, INNOViON GE Technology Ascatron Vertical Integration SiC Substrates Legacy II-VI

Addressing Multiple and Strong Growing Markets Aerospace & Defense RF and Power Electronics Optical Communications 3D Sensing & LiDAR $7.5B CY25 Market For 3D sensing in consumer electronics & LiDAR in automotive For terrestrial, undersea, wireless optical infrastructure and datacenters 14% CY20-25 CAGR $6.2B For electric vehicles, smart power grids and 4G/5G RF antennas 24% For F35, contested space, directed energy and hypersonics $22B 24% GaAs | InP | LCoS GaAs | InP GaAs | Sapphire Source: Ovum, LightCounting, Cignal AI, Internal Estimates $14B 13% SiC | GaN/SiC | Diamond Source: Morgan Stanley, Forbes, Yole, IDC Source: Yole, Strategy Analytics, LightCounting (includes devices) Source: Internal estimates

5G RADIO ACCESS 5G OPTICAL ACCESS Backbone Network Front- & Backhaul Network Base Stations Handsets Photonic Solutions Segment Compound Semiconductors Segments GaAs RF GaN/SiC RF Line Cards Amplifiers OCM/OTDR LPC WSS Subsystems Bidi DWDM TRx 100G BH TRx 25G FH TRx HPC WSS Coherent TRx DWDM Filters II-VI Finisar Growth Opportunities in 5G Mobile Infrastructure Mobile subscribers quickly migrating to 5G Carriers rearchitecting their networks for 5G Accelerated need to deploy new 5G infrastructure worldwide

Datacom Components Telecom Components 25G and 50G DFB Lasers 50G and 100G EML Lasers for Silicon Photonics Externally Modulated Laser (EML) Externally Modulated Tunable Laser 10G and 25G Tunable Lasers InP IQ Modulators Dual High-Speed Coherent Detectors Leveraging our existing sales channels in the transceiver market to drive InP component revenue Leveraging our proven ability to successfully market both components and modules Target the right mix of components and high speed modules to enhance gross margins MARKET STRATEGY Hyperscale Datacenters 5G Optical Infrastructure Coherent Transmission Indium Phosphide Devices: Upside to TAM and Gross Margins

Market drivers Face biometrics, augmented reality, automotive in-cabin & LiDAR, machine vision Two U.S. based compound semiconductor wafer fabs Warren, NJ: Shipped hundreds of millions of 3D sensing VSCEL arrays Sherman, TX: Completed qualification and begun shipping Vertically integrated: Epitaxial growth, device fabrication and automated wafer testing Broad portfolio of products: Lasers, optics & integrated circuits Offers a roadmap to integration and miniaturization DUAL PASS BAND FILTERS WIDE INCIDENCE ANGLE MIRROR GaAs VCSEL ARRAYS 940 GaAs EDGE-EMITTING LASERS 1550 InP EDGE-EMITTING LASERS 3D Sensing & LiDAR

CO2 LASER OPTICS FUSED SILICA LASER OPTICS SAPPHIRE LASER OPTICS DEFORMABLE MIRORS LASER MODULES LASER BARS DIRECT DIODE LASERS LASER LIGHT CABLES CUTTING HEADS WELDING HEADS Lasers for Materials Processing & EUV Strong demand for laser processing heads and EUV lithography ELECTRIC VEHICLE BATTERY MANUFACTURING Remote laser welding heads assisted by machine vision software AUTOMATION Laser processes adapted to most joining tasks on the cell, module, pack, and frame levels FULL LINE SUPPLIER OF MATERIALS, COMPONENTS AND SUBSYSTEMS FOR HIGH POWER LASERS

Significant new opportunities ahead with strong channels to the market STRONG ABILITY TO DIFFERENTIATE THE END SOLUTION Advanced Materials Semiconductor Lasers Electro-Optic Subsystems MARKETS PRODUCTS DIFFERENTIATORS Intelligence Surveillance & Reconnaissance IR sensors Windows and lenses Sapphire enclosures Dedicated vertically integrated facilities Contested Space Telescopes Imaging lenses 30+ year of design, fabrication, and launch of products Directed Energy Laser subsystems Beam directors Fiber amplifiers Supplier of key laser weapons components and subsystems Hypersonics Nose cones Seeker optics Qualified proprietary coatings and patterning Phased Array Laser Optics Aerospace & Defense

Life Sciences Gene Sequencing and Testing for COVID-19 with Lasers, Optics, and Thermoelectrics II-VI plays an important role in the supply chain for Polymerase Chain Reaction (PCR) Instruments that can determine the outcome of patient testing for COVID-19. BIOTECHNOLOGY MEDICAL SCIENTIFIC

COVID-19 Has Accelerated II-VI’s Secular Tailwinds Driving Increasing Demand for Connectivity and High-Performance Infrastructure Video Conferencing Life Sciences / Diagnostics Content Streaming 5G Smart Power Energy Efficiency Work-From-Home II-VI is enabling the convergence of communications, computing, and sensing

Financial Overview

Attractive and Increasing Gross and Operating Margins All non-GAAP amounts exclude certain adjustments for share-based compensation, acquired intangible amortization expense, certain one-time transaction expenses, fair value measurement period adjustments and restructuring and related items. See Appendix for reconciliation to most comparable GAAP measures II-VI figures are for the three months ended September 30, 2019 and Finisar figures are for the three months ended July 28, 2019. Strong Execution and Synergy Realization Post Finisar Transaction Close Driving Margins Non-GAAP Gross Margin(1) Non-GAAP Operating Margin(1) (2) (2) (2) (2) 38% 31% 38% Last Quarter Before Close Last Quarter Before Close Q3 FY20 Q4 FY20 42% 16% 9% 13% 17% Last Quarter Before Close Last Quarter Before Close Q3 FY20 Q4 FY20

Significant Value Creation Potential from Synergies Annual Est Synergies Within 36 months Yr 1 Annual Run Rate Synergies Achieved 75% through Yr 1 Cost of Goods Sold Supply chain management - Procurement Infeed - Internal supply of enabling materials and components ~$85 M ~$35 M Research & Development More efficient R&D with scale Complementary engineering and design teams ~$65 M ~$15 M General & Administration Consolidation of overlapping corporate costs Optimization of operating model Sales & Marketing Savings from scale TOTAL ~$150 M ~$50 M Annual Run Rate refers to total savings achieved in full 12 month period.

Key Takeaways One of the Largest Photonics and Compound Semiconductor Companies 1 Materials Expertise Drives Differentiation in Multiple Growing Markets 2 Vertically Integrated, Diverse Global Manufacturing Footprint 3 History of Insightful Targeting and Successful Integration of Strategic Acquisitions 4 Strong Execution: Finisar Integration and Synergies Realization Ahead of Plan 5

Transaction Overview Appendix

End Market Distribution of Q3FY20 QTD Revenue Reported Segments Q4FY19 Revenue Q4FY20 Revenue Q4FY20 Op Margin – GAAP / Non-GAAP Q4FY20/ Q4FY19 Revenue Growth Pro Forma* Revenue Change FY20 Q4/ FY19 Q4 Industrial (Automotive) Fiber Optic & Wireless Comm. Military Semi Cap Life Science, Consumer, Other Photonic Solutions $178M $517M 10% / 17% 190% 3% 95% 0% 1% 1% Compound Semiconductors $185M $229M 9% / 16% 24% 24% (1%) 19% 20% 12% 25% II-VI Consolidated $363M $746M 9% / 17% 106% 12% 9% (0%) 72% 6% 4% 9% II-VI Segment Revenue by End Markets for Q4FY20 QTD * Pro Forma per FY20 Form 10-K.

End Market Distribution of Full Year FY20 Revenue Reported Segments FY20 Revenue FYY20 Op Margin – GAAP / Non-GAAP FY20/FY19 Revenue Growth Industrial (Automotive) Fiber Optic & Wireless Comm. Military Semi Cap Life Science, Consumer, Other Photonic Solutions $1,537M 3% / 15% 141% 3% 94% 0% 1% 2% Compound Semiconductors $821M 8% / 12% 13% 29% (1%) 15% 21% 12% 23% Unallocated $22.1 N/A N/A 98% 2% II-VI Consolidated $2,380M 2% / 14% 75% 12% (0%) 67% 7% 5% 9% II-VI Segment Revenue by End Markets for Full Year FY20

Note: Dollars in millions. Q1 FY20 represents quarter ending October July 28, 2019. Reconciliation of GAAP Measures to Non-GAAP Measures

Reconciliation of GAAP Measures to Non-GAAP Measures Note: Dollars in millions.

Note: Dollars in millions. Reconciliation of GAAP Measures to Non-GAAP Measures